UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

Stoke Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38938	47-1144582
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Wiggins Ave
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 430-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	STOK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD.

On January 8, 2024, Stoke Therapeutics, Inc., a Delaware corporation (the “Company”), posted an updated corporate presentation with additional information to its website, in advance of making a formal presentation of such information (the “Presentation”) at the J.P. Morgan Healthcare Conference on January 10, 2024. The Company is furnishing a copy of the Presentation, a full copy of which is attached hereto as Exhibit 99.1.

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Additionally, on January 8, 2024, the Company announced updated anticipated timing of certain milestones, including the following:

STK-001: Dravet Syndrome

•

In the first quarter of 2024, the Company plans to report additional clinical and modeling data from 81 patients treated in the Phase 1/2a studies of STK-001 (MONARCH and ADMIRAL) and the two ongoing open-label extension studies (OLE) (SWALLOWTAIL and LONGWING), including:

•	Safety, pharmacokinetic modeling, and cerebrospinal fluid results;

•	Seizure frequency data from approximately 20 patients who received 1, 2, or 3 initial doses of 70mg of STK-001 and were followed for six months;

•	The effects of repeat doses of STK-001 (30mg, 45mg) on seizure frequency and cognition and behavior from patients treated in the SWALLOWTAIL and LONGWING OLE studies.

•

Pending the results of the Q1 data readout, the Company plans to proceed with Phase 3 preparation activities, including discussions with global regulatory agencies, availability of chronic toxicology data, preparation of the investigator brochure, submission of a final protocol to regulatory agencies and institutional review boards.

STK-002: Autosomal Dominant Optic Atrophy

•	Phase 1 study (OSPREY) of STK-002 is expected to start in the UK in 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Presentation, dated as of January 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to the ability of STK-001 to treat the underlying causes of Dravet syndrome and reduce seizures or show improvements in behavior or cognition at the indicated dosing levels or at all; the timing and expected progress of clinical trials, data readouts and presentations for STK-001 and STK-002; the timing of regulatory interactions or the outcome thereof; and the Company’s cash runway. Statements including words such as “anticipate,” “plan,” “will,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward- looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they prove incorrect or do not fully materialize, could cause our results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: the Company’s ability to advance, obtain regulatory approval of, and ultimately commercialize its product candidates; the timing of data readouts and interim and final results of preclinical and clinical trials; positive results in a clinical trial may not be replicated in subsequent trials or successes in early stage clinical trials may not be predictive of results in later stage trials; preliminary interim data readouts of ongoing trials may show results that change when such trials are completed; the Company’s ability to fund development activities and achieve development goals into 2025; the Company’s ability to protect its intellectual property; the direct or indirect impact of global business, political and macroeconomic conditions, including inflation, interest rate volatility, cybersecurity events, uncertainty with respect to the federal budget, instability in the global banking system and volatile market conditions, and global events, including public health crises, and ongoing geopolitical conflicts, such as the conflicts in Ukraine and the Middle East; and other risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, its quarterly reports on Form 10-Q, and the other documents the Company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOKE THERAPEUTICS, INC.

Date: January 8, 2024	By:	/s/ Stephen J. Tulipano
Stephen J. Tulipano Chief Financial Officer